                                                                    EXHIBIT 10.8

                             FIRST AMENDMENT TO THE
                                  PEMSTAR INC.
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                             dated February 12, 1998

     This First Amendment ("Amendment") to the Series A Preferred Stock Purchase Agreement dated February 12, 1998 (the "Agreement") is made as of March 27, 1998 by and among Pemstar Inc., a Minnesota corporation and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor" and collectively as the "Investors." Capitalized terms used herein which are not defined herein shall have the definition ascribed to them in the Agreement.

                                    RECITALS
                                    --------

     WHEREAS, the Company and the Investors have previously entered into the Agreement pursuant to which, among other things, LB I Group Inc., a Delaware corporation ("LBI") purchased Five Hundred Twenty Thousand (520,000) shares of the Company's Series A Preferred Stock.

     WHEREAS, the Company and the Investors desire to amend the number of shares of the Company's Series A Preferred Stock purchased by the Investors so that LBI shall purchase an additional Thirty Six-Thousand Six Hundred Thirty Three (36,633) shares of the Company's Series A Preferred Stock at the Second Closing (as defined below); and

     WHEREAS, Section 6.10 of the Agreement provides that the Agreement may be amended with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series A Preferred Stock issued pursuant to the Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

1.   AMENDMENTS TO AGREEMENT.

          1.1 Section 1 of the Agreement is hereby amended in its entirety as follows:

               "1. Purchase and Sale of Stock.

                    1.1 Sale and Issuance of Series A Preferred Stock.

                         (a) The Company shall adopt and file with the Secretary
                    of State of the State of Minnesota on or before the First Closing (as defined below) the Certificate of Designation in the form attached hereto as Exhibit A (the "Certificate of Designation").


                         (b) Subject to the terms and conditions of this
                    Agreement, each Investor agrees, severally and not jointly, to purchase at each Closing (as defined below) and the Company agrees to sell and issue to each Investor, severally and not jointly, at each Closing that number of shares of the Company's Series A Preferred Stock set forth opposite each Investor's name on Schedule A hereto under the headings "First Closing" and "Second Closing," respectively, for the purchase price set forth thereon.

                    1.2 Closings.

                         (a) The first purchase and sale of the Series A
                    Preferred Stock will take place at the offices of Dorsey & Whitney LLP at 10:00 A.M., on February 12, 1998, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series A Preferred Stock sold pursuant hereto shall mutually agree in writing (the "First Closing").

                         (b) The second purchase and sale of the Series A
                    Preferred Stock will take place at the offices of Dorsey & Whitney LLP at 10:00 A.M., on March __, 1998, or at such other time and place as the Company and Investors acquiring in the aggregate more than half the shares of Series A Preferred Stock sold pursuant hereto shall mutually agree in writing (the "Second Closing"; each of the First Closing and the Second Closing is sometimes individually referred to herein as a "Closing").

                         (c) At each Closing, the Company shall deliver to each
                    Investor a certificate representing the shares of Series A Preferred Stock that such Investor is purchasing against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or such other form of payment as shall be mutually agreed upon by such Investor and the Company."

          1.2 The lead-in paragraph to Section 4 of the Agreement is hereby amended in its entirety as follows:

               "4. Conditions of Investor's Obligations at each Closing. The obligations of each Investor under subsection 1.1 (b) of this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:"

          1.3 Section 4.3 of the Agreement is hereby amended in its entirety as follows:

               "4.3 Compliance Certificate. The President of the Company, or his designee, shall deliver to each Investor at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since December 31, 1997."

          1.4 The lead-in paragraph to Section 5 of the Agreement is hereby amended in its entirety as follows:

               "5. Conditions of the Company's Obligations at each Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by that Investor:"

          1.5 Section 6.9 of the Agreement is hereby amended in its entirety as follows:

               "6.9 Expenses. Irrespective of whether either Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If the First Closing is effected, the Company shall, at the First Closing, reimburse the reasonable fees and expenses of special counsel for the Investors (not to exceed $10,000). If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Articles of Incorporation, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled."

     2. AMENDED SCHEDULE A.

     Schedule A to the Agreement is amended to read as the Schedule A attached hereto.

     3. Representations and Warranties. Except for Section 2.3 as modified below the Company hereby represents that the representations and warranties of the Company contained in Section 2 of the Agreement and LBI hereby represents that the representations and warranties of LBI contained in Section 3 of the Agreement, are true and correct on and as of the date hereof.

     Section 2.3 of the Agreement is modified in its entirety to read as follows:

          "2.3 Capitalization and Voting Rights.

               (a) The authorized capital of the Company consists, or will consist prior to the Second Closing, of

                    (i) Preferred Stock. 1,000,000 shares of Preferred Stock, of which 666,667 shares have been designated Series A Preferred Stock (the "Series A Preferred Stock") of which 533,333 are currently issued and outstanding and 36,633 will be sold pursuant to this Agreement in the Second Closing. The rights, privileges and preferences of the Series A Preferred Stock will be as stated in the Certificate of Designation.

                    (ii) Common Stock. 10,000,000 shares of common stock
               ("Common Stock"), of which 3,459,578 are currently issued and outstanding. All of the issued shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and have been issued in compliance with applicable federal and state securities laws and are free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholder agreements, equities or claims of any nature whatsoever. None of the issued shares of Common Stock has been issued or is owned or held in violation of any statutory preemptive rights of shareholders.

                    (iii) Except for the conversion privileges of the Series A
               Preferred Stock to be issued under this Agreement, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock; provided that the Company has reserved 1,000,000 shares, of which options to acquire up to 846,350 shares have been granted, for issuance to employees, consultants or directors of the Company pursuant to equity incentive agreements approved by the Board of Directors. The Company is not a party or subject to any agreement or understanding, and there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company."

     4. Effect of Amendment. Except as expressly modified by this Amendment the Agreement shall remain unmodified and in full force and effect.

     5. Further Assurances. The parties agree to execute such further instruments, agreements and documents and to take such further action as may reasonably be necessary to carry out the intent of this Amendment.

     6. Governing Law. This Amendment will be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

     7. Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                 PEMSTAR INC., a Minnesota corporation

                                 By: / s / Al Berning     CEO
                                    --------------------------------------------
                                    Allen J. Berning, Chief Executive Officer

                      Address:   2535 Highway 14 West
                                 Rochester, Minnesota  55057

                                 INVESTORS:
                                 LB I Group Inc.

                                 By:
                                     -------------------------------------------
                                 Title:
                                        ----------------------------------------

                      Address:   3 World Financial Center
                                 New York, NY  10285

                                 -----------------------------------------------
                                 Jeffrey M. Drazan

                      Address:
                               -------------------------------------------------

                               -------------------------------------------------


                 [SIGNATURE, PAGE TO FIRST AMENDMENT TO SERIES A
               PREFERRED STOCK PURCHASE AGREEMENT OF PEMSTAR INC.]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                PEMSTAR INC., a Minnesota corporation

                                 By:
                                    --------------------------------------------
                                    Allen J. Berning, Chief Executive Officer

                      Address:   2535 Highway 14 West
                                 Rochester, Minnesota  55057

                                 INVESTORS:
                                 LB I Group Inc.

                                 By: /s/
                                     -------------------------------------------
                                 Title: Senior Vice President
                                        ----------------------------------------

                      Address:   3 World Financial Center
                                 New York, NY  10285

                                 -----------------------------------------------
                                 Jeffrey M. Drazan

                      Address:
                               -------------------------------------------------

                               -------------------------------------------------


                 [SIGNATURE, PAGE TO FIRST AMENDMENT TO SERIES A
               PREFERRED STOCK PURCHASE AGREEMENT OF PEMSTAR INC.]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                PEMSTAR INC., a Minnesota corporation

                                 By:
                                    --------------------------------------------
                                    Allen J. Berning, Chief Executive Officer

                      Address:   2535 Highway 14 West
                                 Rochester, Minnesota  55057

                                 INVESTORS:
                                 LB I Group Inc.

                                 By:
                                     -------------------------------------------
                                 Title:
                                        ----------------------------------------

                      Address:   3 World Financial Center
                                 New York, NY  10285

                                 /s/ Jeffrey M. Drazan
                                 -----------------------------------------------
                                 Jeffrey M. Drazan

                      Address: 3000 Sand Hill Road #4 - 210
                               -------------------------------------------------
                               Menlo Park, CA 94025
                               -------------------------------------------------


                 [SIGNATURE, PAGE TO FIRST AMENDMENT TO SERIES A
               PREFERRED STOCK PURCHASE AGREEMENT OF PEMSTAR INC.]

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                                   SCHEDULE A
                                   ----------

                              SCHEDULE OF INVESTORS
                              ---------------------

                                      Cash Purchase          No. of
            Name                          Price              Shares
            ----                      -------------          -------
FIRST CLOSING:

         LB I Group Inc.               $7,800,000.00         520,000

         Jeffrey M. Drazan                199,995.00          13,333

         Subtotals:                    $7,999,995.00         533,333

SECOND CLOSING:

         LB I Group Inc.                  549,495.00          36,633

         Subtotals:                    $  549,495.00          36,633

         TOTALS:                       $8,549,490.00         569,966



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